DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 3/31/2017

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 4/28/2017

Print Name: Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

Rev. 4/28/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

3/1/2017 to 3/31/2017 Month 03-17

CASH FLOW SUMMARY 3/31/2017		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$	65,102	18,436,335	17,326	-	100	0	100	61,330	732	481	498,719	-	-	-	19,080,225	
2. Cash Receipts																	
Sales		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Sale of Assets		-	25,000	-	-	-	-	-	-	-	-	-	-	-	-	25,000	
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	[2]
Miscellaneous		-	524	-	-	-	-	-	-	-	-	-	-	-	-	524	
Total Cash Receipts	$	0	25,524	0	-	0	0	0	0	-	-	-	-	-	-	25,524	
3. Cash Disbursements																	
Operations		(925)	(383,466)	(11,803)	-	-	-	-	(505)	(625)	(275)	-	-	-	-	(397,599)	
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Professional fees/U.S. Trustee fees		(355)	(75,947)	-	-	-	-	-	-	-	-	-	-	-	-	(76,302)	
Professional fees paid from retainer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	[2]
Total Cash Disbursements	$	(1,280)	(459,413)	(11,803)	-	0	0	0	(505)	(625)	(275)	0	-	-	-	(473,901)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(1,280)	(433,889)	(11,803)	-	-	0	-	(505)	(625)	(275)	0	-	-	-	(448,378)	
5 Ending Cash Balance (to Form 2-C)	$	63,822	18,002,446	5,522	-	100	0	100	60,825	107	206	498,719	-	-	-	18,631,847	

CASH BALANCE SUMMARY

	Financial Institution		Balance 31-Mar-17	
NA				
MDW Corp	TD Canada Trust (CAD)	$	63,822	[4]
Midway Gold US	Wells Fargo N.A.		18,002,446	
Midway Services Company	Wells Fargo N.A.		5,522	
Nevada Talon	Wells Fargo N.A.		206	
Realty	Wells Fargo N.A.		498,719	
RR Exploration	Wells Fargo N.A.		107	
Mine Services LLC [3]	Wells Fargo N.A.		363	
MDW Pan Hold Co.	Wells Fargo N.A.		100	
MDW GR Hold Co.	Wells Fargo N.A.		100	
Midway Pan Mine Co. [3]	Wells Fargo N.A.		100	
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		100	
MDW Pan LLP	Wells Fargo N.A.		0	
MDW Pan LLP	BNY Mellon		0	
MDW Gold Rock LLP	Wells Fargo N.A.		60,825	
		$	18,632,410	[5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $2,393.83
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)
For Period 6/22/2015 to 3/31/2017

CASH FLOW SUMMARY 3/31/2017		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,886,449	-	-	-	-	-	-	-	-	500,732	-	-	-	30,387,182
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		484,818	5,896,588	4,940,000	-	5,019,208	404,872	715,208	715,000	148,500	56,000	6,500	-	-	-	18,386,695 [2]
Miscellaneous		62,855	954,210	76,150	-	-	679,419	-	61,511	-	-	-	-	-	-	1,834,144
Total Cash Receipts	$	547,673	36,737,247	5,016,150	-	5,019,208	23,039,458	715,208	776,511	148,500	56,000	507,232	-	-	-	72,563,188
3. Cash Disbursements																
Operations		(305,998)	(3,569,793)	(5,064,715)	-	(208)	(10,665,537)	(208)	(695,886)	(150,200)	(53,762)	(9,168)	-	-	-	(20,515,476)
Debt Service/Secured loan payment		-	-	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,890,616)
Professional fees/U.S. Trustee fees		(242,837)	(8,139,834)	(30,550)	-	-	(1,478,367)	-	(23,294)	(2,925)	(2,950)	(2,275)	-	-	-	(9,923,033)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,038,581)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,391,950) [2]
Total Cash Disbursements	$	(764,298)	(18,749,312)	(5,095,265)	-	(5,019,208)	(23,458,601)	(715,208)	(719,180)	(153,126)	(56,712)	(11,443)	-	-	-	(54,742,355)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(216,625)	17,987,935	(79,115)	-	-	(419,143)	-	57,331	(4,626)	(712)	495,789	-	-	-	17,820,833
5 Ending Cash Balance (to Form 2-C)	$	63,822	18,002,446	5,522	-	100	0	100	60,825	107	206	498,719	-	-	-	18,631,848

CASH BALANCE SUMMARY

NA	Financial Institution	Book Balance 31-Mar-17	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 63,822 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	18,002,446	14,511
Midway Services Company	Wells Fargo N.A.	5,522	84,638
Nevada Talon	Wells Fargo N.A.	206	919
Realty	Wells Fargo N.A.	498,719	2,930
RR Exploration	Wells Fargo N.A.	107	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	60,825	3,494
		$ 18,632,410 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $2,393.83
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

3/1/2017 to 3/31/2017 Month 03-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(459,413)	-	(459,413)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(1,280)	-	(1,280)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	(625)	-	(625)
15-16840	Midway Services Co.	One Wells Fargo	(11,803)	-	(11,803)
15-16841	Nevada Talon, LLC	One Wells Fargo	(275)	-	(275)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	-	-	-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(505)	-	(505)
15-16845	Midway Gold Realty	One Wells Fargo	-	-	-
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(473,901)**	**0**	**(473,901)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2017 to 3/31/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
3/2/2017	Refund from Envirocare	2	Miscellaneous		400.00
3/28/2017	BMO Harris Bank	2	Sale of Assets		25,000.00
3/31/2017	Wells Fargo	2	Miscellaneous		123.90
			Total Sales	$	0.00
			Total Intercompany Transfers	$	0.00
			Total Sale of Assets	$	25,000.00
			Total Miscellaneous	$	523.90
			Total Cash Receipts	$	**25,523.90** [1]

Rev. 4/28/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 3/1/2017 to 3/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	3/17/2017	964	Computershare	$	-901.55
21	3/17/2017	965	DLA Piper Canada	$	-98.66
21	3/31/2017	966	Borden Ladner Gervais	$	-256.54
21	3/31/2017	Fees	Mar Co. 21 Bank Activity	$	-23.20
2	3/1/2017	6421	CDS Clearing & Depository Services, Inc.	$	-126.75
2	3/3/2017	6422	Barbarich Property Management	$	-350.00
2	3/3/2017	6423	CT Corp	$	-899.29
2	3/3/2017	6424	NV Energy	$	-119.74
2	3/3/2017	6425	Tab Products CO LLC	$	-61.56
2	3/3/2017	145352	Firmex Corp	$	-1,900.00
2	3/3/2017	145353	ISC dba Venture Tech	$	-5,713.60
2	3/3/2017	145354	Teresa Gustine	$	-739.99
2	3/3/2017	145355	IMA Inc-Colorado Division	$	-125,000.00
2	3/3/2017	145356	IMA Inc-Colorado Division	$	-190,375.00
2	3/6/2017	6426	CDS Clearing & Depository Services, Inc.	$	-126.75
2	3/10/2017	6427	Drozdoff Group LLC	$	-3,175.00
2	3/10/2017	6428	Tonopah Public Utilities	$	-37.15
2	3/10/2017	6429	Marsh USA Inc.	$	-40,974.00
2	3/10/2017	145359	Teresa Gustine	$	-450.00
2	3/10/2017		Sender Wasserman	$	-2,728.12
2	3/10/2017		FTI Consulting	$	-7,970.40
2	3/10/2017		Cooley	$	-26,444.24
2	3/10/2017		Squire Patton Boggs LLP	$	-24,835.87
2	3/10/2017		Gavin/Solmonese	$	-2,961.23
2	3/13/2017		Service charge	$	-784.35
2	3/17/2017	145360	EPIQ Systems	$	-7,223.64
2	3/17/2017	145361	Guidewire Systems Integrator	$	-6,566.40
2	3/17/2017	145363	Teresa Gustine	$	-400.00
2	3/17/2017	6431	Shawn Mullenix	$	-350.00
2	3/30/2017	6432	CT Corp	$	-1,516.08
2	3/30/2017	6433	NV Energy	$	-121.93
2	3/30/2017	6434	Nevada Division of Environmental Protect	$	-512.45
2	3/30/2017	6435	Parr Brown Gee & Loveless	$	-355.00
2	3/30/2017	6436	Tab Products CO LLC	$	-61.56
2	3/31/2017	145367	ISC dba Venture Tech	$	-5,717.60
2	3/31/2017	145368	Teresa Gustine	$	-814.99
5	3/17/2017	1073	Clark County Department of Licence	$	-150.00
5	3/17/2017	1074	Keystate Corporate Management	$	-125.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 3/1/2017 to 3/31/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
10	3/17/2017	3447	Clark County Department of Licence	$	-150.00
10	3/17/2017	3448	Keystate Corporate Management	$	-475.00
16	3/3/2017		MetLife Group Benefits	$	-382.95
16	3/6/2017		United Healthcare - Duluth	$	-1,661.31
16	3/6/2017		Vision Services Plan	$	-23.79
16	3/7/2017		Principal	$	-423.08
16	3/14/2017		Paycom	$	-3,950.94
16	3/17/2017		Principal	$	-423.08
16	3/20/2017		Vision Services Plan	$	-39.25
16	3/28/2017		Paycom	$	-4,475.99
16	3/31/2017		Principal	$	-423.08
20	3/31/2017	1101	CT Corp	$	-505.36
			Total Cash Disbursements	$	**-473,901.47** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 4/28/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 3/31/2017

		CONSOLIDATED March 31, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		18,632,410	811,577
Accounts Receivable		(99)	201,443
Inventory		0	20,105,452
Prepaid		1,497,077	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		20,135,685	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		12,577	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		47,757	98,248
Total Long Term Assets		60,751	154,595,113
Total Assets		20,196,436	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,959)	(21,646,032)
Accounts Payable - Post-Petition		(339,795)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,611,675)	(51,673,880)
Total Current Liabilities		(68,538,416)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(68,538,481)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		652,229	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		108,295,112	(42,920,053)
Liability and Equity		(20,196,436)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 3/1/2017 **to** 3/31/2017

	CONSOLIDATED March 2017 Actual		CONSOLIDATED January 2017 (1) Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	53,286		3,029,668
Depreciation - CGA	2,898		278,175
Interest and bank charges	813		23,832
Legal, audit and accounting	230,102		4,683,349
Office & administrative	185,594		1,621,476
Salaries and benefits	35,564		2,076,746
Transfer agent and filing fees	877		64,406
Travel	46		11,792
Investor relations	0		67,259
Total General & Administrative	509,180		11,856,702
Total Operating Costs	509,180		174,558,554
Foreign exchange (gain) loss	1		751
Other income	0		1,477,468
(Gain) loss on disposal of PP&E	(24,645)		(10,471,320)
Interest and investment income	(130)		(2,117)
Total Other (Income) Expense	(24,774)		(8,995,218)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	484,406		147,438,865
Income tax recovery	0		0
Net Income	484,406		147,438,865

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 3/1/2017 **to** 3/31/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$528	$1,183	$1,182	$528
Employee FICA taxes withheld	231	867	867	231
Employer FICA taxes	231	867	867	231
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$990

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

* Updated copies of Certificate of Insurance will be provided in the February 2017 Report.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES

For Period: 3/1/2017 to 3/31/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	(99)				(99)
Total	$ (99)	$ -	$ -	$ -	$ (99)

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 25,141	$ 157,804	$ -	$ -	$ 182,945
Other Payables	156,850				156,850
Total	$ 181,991	$ 157,804	$ -	$ -	$ 339,795

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (186,481)	$ (24,836)	7/17/2015	$ (131,803)
Debtor Local Counsel - S&W	25,000	(16,237)	(2,728)	7/16/2015	8,763
Debtor Canadian Counsel - DLA Piper	-	-	-	N/A	-
Canadian Information Officer - E&Y	40,196	-	-	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	-	(343)	N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(36,005)	(7,970)	7/24/2015	61,399
Investment Bank - Moelis	-	-	-	11/6/2015	-
Lender's Counsel - Luskin Stern	-		-	N/A	-
Lender's Local Counsel - Fairfield & Woods	-	-	-	N/A	-
Lender's Financial Advisor - RPA	50,000	-	-	N/A	50,000
Lender's Technical Advisor - RPA	-	-	-	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(33,947)	(26,444)	8/14/2015	(33,947)
UCC Financial Advisor - Gavin Solmonese	-	(5,946)	(2,961)	8/19/2015	(5,946)
Epiq	10,947	(38,116)	(7,224)	7/23/2015	(27,169)
Total	NA	$ (316,733)	$ (72,507)		$ (38,508)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 7,970

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year 3/31/2017		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	2,033				
February	2017		8,543				
March	2017		1,280		325		
TOTAL 1st Quarter		$	11,855.79	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $14(NA	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999..........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. CASE NO: 15-16835
2

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 72,387			
February	2017	51,490			
March	2017	459,413	4875		
TOTAL 1st Quarter		$ 583,289.46	$ 4,875		
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 0		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company 16

CASE NO: 15-16840

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	18,459			
February	2017		10,465			
March	2017		11,803	650		
TOTAL 1st Quarter		$	40,727.13	$ 650		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC CASE NO: 15-16846
13

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0	325		
TOTAL 1st Quarter		$ 0.00	$ 325		
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 0		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 | CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0				
February	2017		0				
March	2017		0		325		
TOTAL 1st Quarter		$	0.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP
19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0	325		
TOTAL 1st Quarter		$	0.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0	325		
TOTAL 1st Quarter		$	0.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more.........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP 20 | CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	650			
February	2017		0			
March	2017		505	325		
TOTAL 1st Quarter		$	1,155.36	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10

CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525				
February	2017		0				
March	2017		625		325		
TOTAL 1st Quarter		$	1,150.18	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon
5

CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	525			
February	2017		0			
March	2017		275	325		
TOTAL 1st Quarter		$	800.18	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty
9

CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2017	$	325				
February	2017		0				
March	2017		0		325		
TOTAL 1st Quarter		$	325.00	$	325		
April	2017	$	0				
May	2017		0				
June	2017		0				
TOTAL 2nd Quarter		$	0.00	$	0		
July	2017	$	0				
August	2017		0				
September	2017		0				
TOTAL 3rd Quarter		$	0.00	$	0		
October	2017	$	0				
November	2017		0				
December	2017		0				
TOTAL 4th Quarter		$	0.00	$	0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0	325		
TOTAL 1st Quarter		$	0.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999.....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc.
7

CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$	0			
February	2017		0			
March	2017		0	325		
TOTAL 1st Quarter		$	0.00	$ 325		
April	2017	$	0			
May	2017		0			
June	2017		0			
TOTAL 2nd Quarter		$	0.00	$ 0		
July	2017	$	0			
August	2017		0			
September	2017		0			
TOTAL 3rd Quarter		$	0.00	$ 0		
October	2017	$	0			
November	2017		0			
December	2017		0			
TOTAL 4th Quarter		$	0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2017	$ 0			
February	2017	0			
March	2017	0	325		
TOTAL 1st Quarter		$ 0.00	$ 325		
April	2017	$ 0			
May	2017	0			
June	2017	0			
TOTAL 2nd Quarter		$ 0.00	$ 0		
July	2017	$ 0			
August	2017	0			
September	2017	0			
TOTAL 3rd Quarter		$ 0.00	$ 0		
October	2017	$ 0			
November	2017	0			
December	2017	0			
TOTAL 4th Quarter		$ 0.00	$ 0		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G
NARRATIVE
For Period Ending: 3/31/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of March 1, 2017 through March 31, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, the Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On March 2, 2017, the Court entered an order approving the amended Disclosure Statement, approving procedures for solicitation of votes on Debtors' Second Amended Joint Chapter 11 Plan of Liquidation (the "Plan") and scheduling a confirmation hearing. The hearing on confirmation of Debtors' Plan is scheduled for May 2, 2017 at 9:30 a.m.

On March 7, 2017, the Court entered several orders approving the following professional fees: (1) FTI Consulting, Inc.'s fees in the amount of $31,881.60 and expenses in the amount of $33.33; (2) Sender Wasserman Wadsworth's fees in the amount of $10,912.50 and expenses in the amount of $0.00; (3) Cooley LLP's fees in the amount of $105,777.00 and expenses in the amount of $697.57; (4) Squire Patton Boggs (US) LLP's fees in the amount of $99,343.50 and expenses in the amount of $490.04; and (5) Gavin/Solmonese LLP's fees in the amount of $4,950.00 and expenses in the amount of $9.70.

On March 13, 2017, Debtors filed the following claim objections: (1) motion to disallow claim number 78 of Gust Electric, Inc. as a secured claim and allow it as a general unsecured claim; (2) motion to disallow claim number 240 of Analytical Solutions Ltd in its entirety; (3) motion to disallow claim number 14 of Enterprise Leasing Co. West in its entirety; and (4) motion to disallow claim number 79 of Ahlvers Plumbing & Heating & Cooling, Inc. as a secured claim and allow it as a general unsecured claim.

On March 22, 2017, the Court entered an order approving the sale of the Tonopah Project. Debtors subsequently closed that transaction.

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$13,573,780.82	$25,400.00	-$456,845.67	$13,142,335.15

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/02	400.00	Deposit Made In A Branch/Store
	03/28	25,000.00	WT Fed#04323 Bmo Harris Bank NA /Org=Vancouver Bullion and Currency Srf# Har170328300306 Trn#170328128755 Rfb#
		$25,400.00	**Total electronic deposits/bank credits**
		$25,400.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/03	6,453.59	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/06	1,900.00	WT Fed#00978 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# Gw00000002071805 Trn#170303154211 Rfb# 774

Business Market Rate Savings

WELLS FARGO

039060 1 AV 0.373 259597

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted
1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Visit wellsfargoworks.com to explore videos, articles, infographics, interactive tools, and other resources on the topics of business growth, credit, cash flow management, business planning, technology, marketing, and more.

Activity summary

Beginning balance on 3/1	$4,862,554.24
Deposits/Credits	123.90
Withdrawals/Debits	- 0.00
Ending balance on 3/31	**$4,862,678.14**
Average ledger balance this period	$4,862,554.24

Account number: [redacted]
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$123.90
Average collected balance	$4,862,554.24
Annual percentage yield earned	0.03%
Interest earned this statement period	$123.90
Interest paid this year	$359.69
Total interest paid in 2016	$930.00

DCRE11UTGI 039060 NNNNNNNNN NNN NNN 001 002 183 199113 20377507 3

WELLS FARGO

non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

DCRE11UTGI 039060 NNNNNNNNNN NNN NNN 002 002 163 199115 2037507.3

Analyzed Business Checking

WELLS FARGO

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$481.14	$0.00	-$275.00	$206.14

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1073	150.00	03/24	1074	125.00	03/23

$275.00 **Total checks paid**

$275.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
02/28	481.14	03/23	356.14	03/24	206.14

Average daily ledger balance **$406.14**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$498,718.75	$0.00	$0.00	$498,718.75

Daily ledger balance summary

Date	*Balance*
02/28	498,718.75

Average daily ledger balance **$498,718.75**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

WELLS FARGO

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$731.90	$0.00	-$625.00	$106.90

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
009	475.00	03/23	3447 *	150.00	03/24
	$625.00	**Total checks paid**			

* *Gap in check sequence.*

$625.00	**Total debits**	

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
02/28	731.90	03/23	256.90	03/24	106.90

Average daily ledger balance **$555.28**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ March 1, 2017 - March 31, 2017 ■ Page 1 of 2

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$363.00	$0.00	$0.00	$363.00

Daily ledger balance summary

Date	*Balance*
02/28	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

WELLS FARGO

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:

- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
02/28	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

WELLS FARGO

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:

- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] ■ March 1, 2017 - March 31, 2017 ■

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
02/28	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

WELLS FARGO

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$17,325.79	$0.00	-$11,380.39	$5,945.40

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/07	423.08	Principal Peris Plic-Peris 4-5899300000345 Wells Fargo Payroll
	03/08	23.79	Vsp Payment Ebillpymts 170307 1581251 Midway Services Compan
	03/10	1,661.31	Unitedhealthcare Billing 033992165982 Iea*1*170308141\
	03/14	3,950.94	WT Fed#03363 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000002294316 Trn#170314127023 Rfb# 782
	03/17	423.08	Principal Peris Plic-Peris 4-5899300000490 Wells Fargo Payroll
	03/20	39.25	Rocky Mtn Res Op Rmr MO Fee 170320 Rmrmwg Midway Services Comp
	03/28	4,475.99	WT Fed#03652 Bank of America, N /Ftr/Bnf=Paycom Payroll Wire Account Srf# Gw00000002602964 Trn#170328042836 Rfb# 784
		$10,997.44	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date
1098	382.95	03/13

$382.95 **Total checks paid**

$11,380.39 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
02/28	17,325.79	03/10	15,217.61	03/17	10,460.64
03/07	16,902.71	03/13	14,834.66	03/20	10,421.39
03/08	16,878.92	03/14	10,883.72	03/28	5,945.40

Average daily ledger balance **$12,460.92**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

WELLS FARGO

We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
02/28	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

WELLS FARGO

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:

- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
02/28	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

WELLS FARGO

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]	$61,330.02	$0.00	$0.00	$61,330.02

Daily ledger balance summary

Date	*Balance*
02/28	61,330.02

Average daily ledger balance **$61,330.02**

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

WELLS FARGO

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?

We put safeguards in place to protect a dormant account which may include restricting the following:

- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

TD

BURNABY CENTRE BRANCH
1933 WILLINGDON AVE
BURNABY, BC V5C 5J3

TD Canada Trust

Tel: 1-866-222-3456
TTY: 1-800-361-1180

[redacted]

MIDWAY GOLD CORP.
8310 SOUTH VALLEY HWY SUITE 280
ENGLEWOOD CO 80112 USA

Statement of Account	
Branch No.	Account No.
9656	[redacted]

Account Type
CURRENT ACCOUNT

Statement From - To
FEB 28/17 - MAR 31/17
Page 1 of 2

DESCRIPTION	CHEQUE/DEBIT	DEPOSIT/CREDIT	DATE	BALANCE
BALANCE FORWARD			FEB28	13,742.11
CHQ#00000-0500419726	9,628.52		MAR01	
CIPS CREDIT INTEREST		7.90	MAR01	4,121.49
IWPN CHARGES	5.00		MAR21	
CMS-BR/PT FEES	30.00		MAR21	4,086.49
CHQ#00965-4142663394	132.73		MAR27	3,953.76
CHQ#00964-4143116982	1,212.85		MAR28	2,740.91
SERVICE CHARGE	3.75		MAR31	2,737.16

3 CHQS ENCLOSED NEXT STATEMENT DATE IS APR 28/17
MONTHLY AVER. CR. BAL. $3,931.04
MONTHLY MIN. BAL. $2,737.16
DEP CONTENT- CASH 0 ITEMS 0 UNC BATCH 0

	No.	Amount
Credits	1	7.90
Debits	6	11,012.85

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-
-

Please ensure that you report in writing any errors or irregularities found within this statement within 30 days of the statement date. If you do not, the statement of account shall be conclusively deemed correct except for any amount credited to the account in error.

Accounts issued by: **THE TORONTO-DOMINION BANK**

JMO1202196-000243-00122-0001-0001-00-

[redacted]

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	03/06	125,000.00	WT Fed#06293 Citywide Bank /Ftr/Bnf=Ima, Inc Srf# Gw00000002082556 Trn#170306066066 Rfb# 775
	03/07	190,375.00	WT Fed#00448 Citywide Bank /Ftr/Bnf=Ima, Inc Srf# Gw00000002082436 Trn#170306066076 Rfb# 776
	03/10	2,728.12	WT Fed#07010 Zb NA DBA Vectra B /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# Gw00000002211287 Trn#170310065159 Rfb# 777
	03/10	7,970.40	WT Fed#07015 Bank of America, N /Ftr/Bnf=Fti Consulting Inc Srf# Gw00000002211527 Trn#170310065233 Rfb# 778
	03/10	2,961.23	WT Fed#07003 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# Gw00000002211297 Trn#170310065269 Rfb# 780
	03/10	26,444.24	WT Seq#65245 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# Gw00000002211294 Trn#170310065245 Rfb# 779
	03/10	24,835.87	WT Fed#07010 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# Gw00000002211534 Trn#170310065289 Rfb# 781
	03/10	450.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/13	784.35	Client Analysis Srvc Chrg 170310 Svc Chge 0217 000006198288265
	03/17	7,316.40	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/20	7,223.64	WT Fed#00722 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# Gw00000002378337 Trn#170317062188 Rfb# 783
	03/31	6,532.59	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
		$410,975.43	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
	350.00	03/13	6423 *	899.29	03/15	6426	126.75	03/24
	37.15	03/15	6424	119.74	03/14	6427	3,175.00	03/15
6421	126.75	03/24	6425	61.56	03/10	6429 *	40,974.00	03/20
	$45,870.24		**Total checks paid**					

* *Gap in check sequence.*

$456,845.67	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
02/28	13,573,780.82	03/10	13,185,000.81	03/20	13,124,121.24
03/02	13,574,180.82	03/13	13,183,866.46	03/24	13,123,867.74
03/03	13,567,727.23	03/14	13,183,746.72	03/28	13,148,867.74
03/06	13,440,827.23	03/15	13,179,635.28	03/31	13,142,335.15
03/07	13,250,452.23	03/17	13,172,318.88		

Average daily ledger balance **$13,239,453.68**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

The standard fee for voice wire security personal identification number (PIN) is $1.50 per month, per user.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") dated April 29, 2016. Effective March 31, 2017, the question and response to "Are there any restrictions on our accepting deposits to your account?" in the section titled "Deposits to your account" are deleted and replaced with the following:

Are we required to accept all deposits to your account?

No. We are permitted to decline all or part of a deposit, including a cash deposit. Some examples are (a) an item made out to a payee not on your account, (b) an item with an endorsement we are unable to verify, (c) a check or draft issued on a credit account, and (d) a non-U.S. item. When we are unable to verify an endorsement on an item, we can also decline to pay, cash, or send the item for collection. We can require all endorsers be present and we may require you to deposit the item instead of permitting you to cash it. For non-U.S. items, please see the response to "How do we handle non-U.S. items?". We may require any person wanting to make a deposit to your account to provide an acceptable form of identification before we accept the deposit for processing.

All other aspects of the Agreement remain the same. If there is a conflict between the updated language above and the Agreement, the updated language will control.

Periodically, it is necessary to update selected sections of the disclosures you received when you opened your account. These updates provide you with the most up to date account information and are very important; so please review this information carefully and feel free to contact us with any questions or concerns.

We are updating the Business Account Agreement ("Agreement") effective April 24, 2017. In the section titled "Statements and other information relating to your deposit account", the response to the question "What happens to a dormant account?" is deleted and replaced with the following:

What happens to a dormant account?
We put safeguards in place to protect a dormant account which may include restricting the following:
- Transfers between your Wells Fargo accounts using your ATM/debit card
- Transfers by phone using our automated banking service
- Transfers or payments through online, mobile, and text banking (including Bill Pay)
- Wire transfers (incoming and outgoing)

Normal monthly service and other fees continue to apply (except where prohibited by law).

If you do not initiate an account-related activity on the account within the time period as specified by state unclaimed property laws, your account funds may be transferred to the appropriate state. This transfer is known as "escheat." If your account becomes escheatable, account statements will not be available. Your account will be closed. To recover your account funds, you must file a claim with the state.

All other aspects of the Agreement remain the same. If there is a conflict between the updated response above and the Agreement, the updated response will control.

Thank you for being a Wells Fargo customer. As a valued Wells Fargo customer we hope you find this information helpful. Again, if you have questions or concerns about these changes, please contact your local banker or call the number listed on your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	13,142,335.15
Add Pending Deposits	.00
Less Outstanding Checks	2,567.02-
	13,139,768.13
Balance per General Ledger	13,139,768.13
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	4,862,678.14
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,862,678.14
Balance per General Ledger	4,862,678.14
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	206.14
Add Pending Deposits	.00
Less Outstanding Checks	.00
	206.14
Balance per General Ledger	206.14
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary		
Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	498,718.75
Add Pending Deposits	.00
Less Outstanding Checks	.00
	498,718.75
Balance per General Ledger	498,718.75
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	106.90
Add Pending Deposits	.00
Less Outstanding Checks	.00
	106.90
Balance per General Ledger	106.90
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary		
Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	5,945.40
Add Pending Deposits	.00
Less Outstanding Checks	423.08-
	5,522.32
Balance per General Ledger	5,522.32
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Principal Financial Group	3/31/2017	00017010	423.08-
			423.08-

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary		
Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2017	

Balance per Bank Statement	61,330.02
Add Pending Deposits	.00
Less Outstanding Checks	505.36-
	60,824.66
Balance per General Ledger	60,824.66
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
C T Corporation	3/31/2017	00001101	505.36-
			505.36-

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary

Account Number	00807893	21.10211
Account Description	TD Canada Trust (CAD)	
Period Ending	3/31/2017	

Balance per Bank Statement	2,737.16
Add Pending Deposits	.00
Less Outstanding Checks	343.33-
	2,393.83
Balance per General Ledger	2,393.83
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Borden Ladner Gervais	3/31/2017	00000966	343.33-
			343.33-

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
C T Corporation	3/30/2017	00006432	1,516.08-
NV Energy	3/30/2017	00006433	121.93-
Nevada Division Environmental	3/30/2017	00006434	512.45-
Parr Brown Gee & Loveless	3/30/2017	00006435	355.00-
Tab Products CO LLC	3/30/2017	00006436	61.56-
			2,567.02-